                                                                   EX-99. (h)(1)

                                   APPENDIX A

                             WELLS FARGO FUNDS TRUST
                            ADMINISTRATION AGREEMENT

                            OVERVIEW OF FEE STRUCTURE

The Fund Level administration fee breakpoints listed below are calculated on the total net assets of each Fund.

                           FEES FOR MULTI-CLASS FUNDS

MULTI-CLASS NON-MONEY
MARKET FUNDS AND CLASSES                 FUND-LEVEL ADMIN. FEE   CLASS LEVEL ADMIN. FEE   TOTAL ADMIN. FEE
----------------------------------------------------------------------------------------------------------
Class A, Class B, Class C,                 First 5B    0.05%              0.28%           First 5B   0.33%
Class D and Advisor Class Shares           Next 5B     0.04%                              Next 5B    0.32%
                                           Over 10B    0.03%                              Over 10B   0.31%
                                           First 5B    0.05%              0.10%           First 5B   0.15%
Administrator Class Shares                 Next 5B     0.04%                              Next 5B    0.14%
                                           Over 10B    0.03%                              Over 10B   0.13%
                                           First 5B    0.05%              0.08%           First 5B   0.13%
Institutional Class Shares                 Next 5B     0.04%                              Next 5B    0.12%
                                           Over 10B    0.03%                              Over 10B   0.11%
                                           First 5B    0.05%              0.45%           First 5B   0.50%
Investor Class and Class Z Shares/1/       Next 5B     0.04%                              Next 5B    0.49%
                                           Over 10B    0.03%                              Over 10B   0.48%

MULTI-CLASS NON-MONEY
MARKET FUNDS AND CLASSES                 FUND-LEVEL ADMIN. FEE   CLASS LEVEL ADMIN. FEE   TOTAL ADMIN. FEE
----------------------------------------------------------------------------------------------------------
Class A, Class B and Class C Shares        First 5B    0.05%              0.22%           First 5B   0.27%
                                           Next 5B     0.04%                              Next 5B    0.26%
                                           Over 10B    0.03%                              Over 10B   0.25%
Service Class Shares                       First 5B    0.05%              0.12%           First 5B   0.17%
                                           Next 5B     0.04%                              Next 5B    0.16%
                                           Over 10B    0.03%                              Over 10B   0.15%
Administrator Class Shares                 First 5B    0.05%              0.10%           First 5B   0.15%
                                           Next 5B     0.04%                              Next 5B    0.14%
                                           Over 10B    0.03%                              Over 10B   0.13%
Institutional Class Shares                 First 5B    0.05%              0.08%           First 5B   0.13%
                                           Next 5B     0.04%                              Next 5B    0.12%
                                           Over 10B    0.03%                              Over 10B   0.11%
Investor Class and Class Z Shares/1/       First 5B    0.05%              0.39%           First 5B   0.44%
                                           Next 5B     0.04%                              Next 5B    0.43%
                                           Over 10B    0.03%                              Over 10B   0.42%
Select Class Shares                        First 5B    0.05%              0.04%           First 5B   0.09%
                                           Next 5B     0.04%                              Next 5B    0.08%
                                           Over 10B    0.03%                              Over 10B   0.07%

----------
/1/ On March 30, 2007 the Board of Trustees approved a 0.05% reduction to the Investor and Z class-level fees. This reduction will become effective upon each Fund's annual prospectus update beginning July 1, 2007 through March 1, 2008. Please refer to Schedule A to Appendix A of the Agreement for specific fees and effective dates.

                           FEES FOR SINGLE CLASS FUNDS

SINGLE CLASS NON-MONEY MARKET FUNDS   TOTAL ADMIN. FEE
------------------------------------------------------
Retail Class Shares                   First 5B   0.33%
                                      Next 5B    0.32%
                                      Over 10B   0.31%
Administrator Class Shares            First 5B   0.15%
                                      Next 5B    0.14%
                                      Over 10B   0.13%
Institutional Class Shares            First 5B   0.13%
                                      Next 5B    0.12%
                                      Over 10B   0.11%
Investor Class Shares/2/              First 5B   0.50%
                                      Next 5B    0.49%
                                      Over 10B   0.48%

SINGLE CLASS MONEY MARKET FUNDS       TOTAL ADMIN. FEE
------------------------------------------------------
Retail Class Shares                   First 5B   0.27%
                                      Next 5B    0.26%
                                      Over 10B   0.25%
Service/Trust Class Shares            First 5B   0.17%
                                      Next 5B    0.16%
                                      Over 10B   0.15%
Institutional Class Shares            First 5B   0.13%
                                      Next 5B    0.12%
                                      Over 10B   0.11%
Investor Class Shares/2/              First 5B   0.44%
                                      Next 5B    0.43%
                                      Over 10B   0.42%

----------
/2/ On March 30, 2007 the Board of Trustees approved a 0.05% reduction to the Investor class fees. This reduction will become effective upon each Fund's annual prospectus update beginning July 1, 2007 through March 1, 2008. Please refer to Schedule A to Appendix A of the Agreement for specific fees and effective dates.

                            SCHEDULE A TO APPENDIX A
                            ADMINISTRATION AGREEMENT

                             WELLS FARGO FUNDS TRUST
                                  LIST OF FUNDS

                                            TOTAL BREAKPOINT ADMINISTRATION FEES
                                            ------------------------------------
FUNDS/CLASSES                                 FIRST 5B    NEXT 5B     OVER 10B
--------------------------------------------------------------------------------
AGGRESSIVE ALLOCATION FUND
   Administrator Class                          0.15%      0.14%        0.13%

ASIA PACIFIC FUND
   Class A                                      0.33%      0.32%        0.31%
   Class C                                      0.33%      0.32%        0.31%
   Investor Class                               0.45%      0.44%        0.43%

ASSET ALLOCATION FUND
   Class A                                      0.33%      0.32%        0.31%
   Class B                                      0.33%      0.32%        0.31%
   Class C                                      0.33%      0.32%        0.31%
   Administrator Class                          0.15%      0.14%        0.13%

BALANCED FUND/3/
   Investor Class                               0.45%      0.44%        0.43%

C&B LARGE CAP VALUE FUND
   Class A                                      0.33%      0.32%        0.31%
   Class B                                      0.33%      0.32%        0.31%
   Class C                                      0.33%      0.32%        0.31%
   Class D/4/                                   0.33%      0.32%        0.31%
   Administrator Class                          0.15%      0.14%        0.13%
   Institutional Class                          0.13%      0.12%        0.11%

C&B MID CAP VALUE FUND
   Class A                                      0.33%      0.32%        0.31%
   Class B                                      0.33%      0.32%        0.31%
   Class C                                      0.33%      0.32%        0.31%
   Class D/5/                                   0.33%      0.32%        0.31%
   Administrator Class                          0.15%      0.14%        0.13%
   Institutional Class                          0.13%      0.12%        0.11%

CALIFORNIA LIMITED-TERM TAX-FREE FUND
   Class A                                      0.33%      0.32%        0.31%
   Class C                                      0.33%      0.32%        0.31%
   Administrator Class                          0.15%      0.14%        0.13%

----------
/3/ On November 7, 2007, the Board of Trustees approved the merger of the Balanced Fund into the Asset Allocation Fund. Subject to shareholder approval, the fund merger is expected to occur before the end of the third quarter of 2008.

/4/ On November 7, 2007, the Board of Trustees approved the merger of the Value Fund into the C&B Large Cap Value Fund and a share class modification. Subject to shareholder approval of the fund merger, Class D will change to Investor Class, which is expected to occur before the end of the third quarter of 2008.

/5/ On November 7, 2007, the Board of Trustees approved the share class modification of the C&B Mid Cap Value Fund. Before the end of the third quarter of 2008, Class D will change to Investor Class.

                                            TOTAL BREAKPOINT ADMINISTRATION FEES
                                            ------------------------------------
FUNDS/CLASSES                                 FIRST 5B    NEXT 5B     OVER 10B
--------------------------------------------------------------------------------
CALIFORNIA TAX-FREE FUND
   Class A                                      0.33%      0.32%        0.31%
   Class B                                      0.33%      0.32%        0.31%
   Class C                                      0.33%      0.32%        0.31%
   Administrator Class                          0.15%      0.14%        0.13%

CALIFORNIA TAX-FREE MONEY MARKET FUND/6/
   Class A                                      0.27%      0.26%        0.25%
   Service Class                                0.17%      0.16%        0.15%

CALIFORNIA TAX-FREE MONEY MARKET TRUST          0.17%      0.16%        0.15%

CAPITAL GROWTH FUND
   Class A                                      0.33%      0.32%        0.31%
   Class C                                      0.33%      0.32%        0.31%
   Administrator Class                          0.15%      0.14%        0.13%
   Institutional Class                          0.13%      0.12%        0.11%
   Investor Class                               0.45%      0.44%        0.43%

CASH INVESTMENT MONEY MARKET FUND
   Service Class                                0.17%      0.16%        0.15%
   Administrator Class                          0.15%      0.14%        0.13%
   Institutional Class                          0.13%      0.12%        0.11%
   Select Class                                 0.09%      0.08%        0.07%

COLORADO TAX-FREE FUND/7/
   Class A                                      0.33%      0.32%        0.31%
   Class B                                      0.33%      0.32%        0.31%
   Administrator Class                          0.15%      0.14%        0.13%

COMMON STOCK FUND
   Class A                                      0.33%      0.32%        0.31%
   Class B                                      0.33%      0.32%        0.31%
   Class C                                      0.33%      0.32%        0.31%
   Class Z/8//9/                                0.50%      0.49%        0.48%

CONSERVATIVE ALLOCATION FUND
   Administrator Class                          0.15%      0.14%        0.13%

----------
/6/ On February 6, 2008, the Board of Trustees approved the addition of Institutional Class to the California Tax-Free Money Market Fund, effective on or about March 31, 2008. The administration fees for the Institutional Class will be: first 5 billion of assets 0.13%; next 5 billion of assets 0.12%; and assets over 10 billion 0.11%.

/7/ On February 6, 2008, the Board of Trustees approved the addition of Class C to the Colorado Tax-Free Fund, effective on or about March 31, 2008. The administration fees for Class C will be: first 5 billion of assets 0.33%; next 5 billion of assets 0.32%; and assets over 10 billion 0.31%.

/8/ On March 30, 2007, the Board of Trustees approved a 0.05% reduction to the Investor and Z class-level fees. Effective March 1, 2008, the administration fees for the Common Stock Fund Class Z will be as follows: first 5 billion of assets 0.45%; next 5 billion of assets 0.44%; and assets over 10 billion 0.43%.

/9/ On November 7, 2007, the Board of Trustees approved the share class modification of the Common Stock Fund. Before the end of the third quarter of 2008, Class Z will change to Investor Class.

                                            TOTAL BREAKPOINT ADMINISTRATION FEES
                                            ------------------------------------
FUNDS/CLASSES                                 FIRST 5B    NEXT 5B     OVER 10B
--------------------------------------------------------------------------------
CORPORATE BOND FUND/10/                         0.33%      0.32%        0.31%
   Advisor Class                                0.13%      0.12%        0.11%
   Institutional Class                          0.45%      0.44%        0.43%
   Investor Class

DISCOVERY FUND
   Class A                                      0.33%      0.32%        0.31%
   Class C                                      0.33%      0.32%        0.31%
   Administrator Class                          0.15%      0.14%        0.13%
   Institutional Class                          0.13%      0.12%        0.11%
   Investor Class/11/                           0.50%      0.49%        0.48%

DIVERSIFIED BOND FUND
   Administrator Class                          0.15%      0.14%        0.13%

DIVERSIFIED EQUITY FUND
   Class A                                      0.33%      0.32%        0.31%
   Class B                                      0.33%      0.32%        0.31%
   Class C                                      0.33%      0.32%        0.31%
   Administrator Class                          0.15%      0.14%        0.13%

DIVERSIFIED SMALL CAP FUND
   Administrator Class                          0.15%      0.14%        0.13%

DIVIDEND INCOME FUND/12/
   Administrator Class                          0.15%      0.14%        0.13%
   Investor Class                               0.45%      0.44%        0.43%

EMERGING GROWTH FUND/13/
   Administrator Class                          0.15%      0.14%        0.13%
   Investor Class                               0.45%      0.44%        0.43%

EMERGING MARKETS EQUITY FUND
   Class A                                      0.33%      0.32%        0.31%
   Class B                                      0.33%      0.32%        0.31%
   Class C                                      0.33%      0.32%        0.31%
   Administrator Class                          0.15%      0.14%        0.13%

----------
/10/ On November 7, 2007, the Board of Trustees approved the merger of the Corporate Bond Fund into the Income Plus Fund. Subject to shareholder approval, the fund merger is expected to occur before the end of the third quarter of 2008.

/11/ On March 30, 2007, the Board of Trustees approved a 0.05% reduction to the
     Investor and Z class-level fees. Effective March 1, 2008, the administration fees for the Discovery Fund Investor Class will be as follows: first 5 billion of assets 0.45%; next 5 billion of assets 0.44%; and assets over 10 billion 0.43%.

/12/ On November 7, 2007, the Board of Trustees approved a sub-adviser change to the Dividend Income Fund. Subject to shareholder approval of a new sub-advisory agreement by the end of the second quarter of 2008, Class A, C and Institutional will be added and the Fund will be renamed the Large Company Value Fund. The administration fees for Class A and Class C will be: first 5 billion of assets 0.33%; next 5 billion of assets 0.32%; and assets over 10 billion 0.31%. The administration fees for the Institutional Class will be: first 5 billion of assets 0.13%; next 5 billion of assets 0.12%; and assets over 10 billion 0.11%.

/13/ On November 7, 2007, the Board of Trustees approved the addition of Class
     A, Class C and Institutional Class to the Emerging Growth Fund. Effective on or about March 31, 2008, the administration fees for Class A and C will be: first 5 billion of assets 0.33%; next 5 billion of assets 0.32%; and assets over 10 billion .31%. The fees for the Institutional Class will be: first 5 billion of assets 0.13%; next 5 billion of assets 0.12%; and assets over 10 billion 0.11%.

                                            TOTAL BREAKPOINT ADMINISTRATION FEES
                                            ------------------------------------
FUNDS/CLASSES                                 FIRST 5B    NEXT 5B     OVER 10B
--------------------------------------------------------------------------------
ENDEAVOR LARGE CAP FUND/14/
   Class A                                      0.33%      0.32%        0.31%
   Class B                                      0.33%      0.32%        0.31%
   Class C                                      0.33%      0.32%        0.31%

ENDEAVOR SELECT FUND
   Class A                                      0.33%      0.32%        0.31%
   Class B                                      0.33%      0.32%        0.31%
   Class C                                      0.33%      0.32%        0.31%
   Administrator Class                          0.15%      0.14%        0.13%
   Institutional Class                          0.13%      0.12%        0.11%

ENTERPRISE FUND/15/
   Advisor Class                                0.33%      0.32%        0.31%
   Administrator Class                          0.15%      0.14%        0.13%
   Institutional Class                          0.13%      0.12%        0.11%
   Investor Class/16/                           0.50%      0.49%        0.48%

EQUITY INCOME FUND
   Class A                                      0.33%      0.32%        0.31%
   Class B                                      0.33%      0.32%        0.31%
   Class C                                      0.33%      0.32%        0.31%
   Administrator Class                          0.15%      0.14%        0.13%

EQUITY INDEX FUND/17/
   Class A                                      0.33%      0.32%        0.31%
   Class B                                      0.33%      0.32%        0.31%

EQUITY VALUE FUND
   Class A                                      0.33%      0.32%        0.31%
   Class B                                      0.33%      0.32%        0.31%
   Class C                                      0.33%      0.32%        0.31%
   Administrator Class                          0.15%      0.14%        0.13%
   Institutional Class                          0.13%      0.12%        0.11%

GOVERNMENT MONEY MARKET FUND
   Class A                                      0.27%      0.26%        0.25%
   Administrator Class                          0.15%      0.14%        0.13%
   Service Class                                0.17%      0.16%        0.15%
   Institutional Class                          0.13%      0.12%        0.11%

----------
/14/ On November 7, 2007, the Board of Trustees approved the merger of the Endeavor Large Cap Fund into the Capital Growth Fund. The fund merger is expected to occur before the end of the third quarter of 2008.

/15/ On November 7, 2007, the Board of Trustees approved a share class modification and the addition of Class C to the Enterprise Fund. Effective on or about March 31, 2008, the administration fees for Class C will be: first 5 billion of assets 0.33%; next 5 billion of assets 0.32%; and assets over 10 billion 0.31%. Before the end of the third quarter of 2008, the Advisor Class will change to Class A.

/16/ On March 30, 2007, the Board of Trustees approved a 0.05% reduction to the
     Investor and Z class-level fees. Effective March 1, 2008, the administration fees for the Enterprise Fund Investor Class will be as follows: first 5 billion of assets 0.45%; next 5 billion of assets 0.44%; and assets over 10 billion 0.43%.

/17/ On November 7, 2007, the Board of Trustees approved the merger of the Equity Index Fund into the Index Fund. The fund merger is expected to occur before the end of the third quarter of 2008.

                                            TOTAL BREAKPOINT ADMINISTRATION FEES
                                            ------------------------------------
FUNDS/CLASSES                                 FIRST 5B    NEXT 5B     OVER 10B
--------------------------------------------------------------------------------
GOVERNMENT SECURITIES FUND/18/
   Class C                                      0.33%      0.32%        0.31%
   Administrator Class                          0.15%      0.14%        0.13%
   Advisor Class                                0.33%      0.32%        0.31%
   Institutional Class                          0.13%      0.12%        0.11%
   Investor Class                               0.45%      0.44%        0.43%

GROWTH FUND
   Class C                                      0.33%      0.32%        0.31%
   Administrator Class                          0.15%      0.14%        0.13%
   Advisor Class/19/                            0.33%      0.32%        0.31%
   Institutional Class                          0.13%      0.12%        0.11%
   Investor Class                               0.45%      0.44%        0.43%

GROWTH BALANCED FUND
   Class A                                      0.33%      0.32%        0.31%
   Class B                                      0.33%      0.32%        0.31%
   Class C                                      0.33%      0.32%        0.31%
   Administrator Class                          0.15%      0.14%        0.13%

GROWTH EQUITY FUND
   Class A                                      0.33%      0.32%        0.31%
   Class B                                      0.33%      0.32%        0.31%
   Class C                                      0.33%      0.32%        0.31%
   Administrator Class                          0.15%      0.14%        0.13%
   Institutional Class                          0.13%      0.12%        0.11%

GROWTH AND INCOME FUND/20/
   Administrator Class                          0.15%      0.14%        0.13%
   Advisor Class                                0.33%      0.32%        0.31%
   Institutional Class                          0.13%      0.12%        0.11%
   Investor Class                               0.45%      0.44%        0.43%

HERITAGE MONEY MARKET FUND
   Administrator Class                          0.15%      0.14%        0.13%
   Institutional Class                          0.13%      0.12%        0.11%
   Select Class                                 0.09%      0.08%        0.07%

HIGH INCOME FUND/21/
   Advisor Class                                0.33%      0.32%        0.31%
   Institutional Class                          0.13%      0.12%        0.11%
   Investor Class                               0.45%      0.44%        0.43%

----------
/18/ On November 7, 2007, the Board of Trustees approved the merger of the Intermediate Government Income Fund into the Government Securities Fund and share class modification. Subject to shareholder approval of the fund merger before the end of the third quarter of 2008, Class A and Class B will be added and Advisor Class will change to Class A. The administration fees for Class A and B will be: first 5 billion of assets 0.33%; next 5 billion of assets 0.32%; and assets over 10 billion 0.31%.

/19/ On November 7, 2007, the Board of Trustees approved the share class modification of the Growth Fund. Before the end of the third quarter of 2008, Advisor Class will change to Class A.

/20/ On November 7, 2007, the Board of Trustees approved the merger of the Large
     Company Core Fund into the Growth and Income Fund and share class modification. The fund merger is expected to occur before the third quarter of 2008. As a result of the merger, the name of the Growth and Income Fund will change to the Large Company Core Fund, Class B and Class C shares will be added and the Advisor Class will change to Class A. The administration fees for Classes B and C will be: first 5 billion of assets 0.33%; next 5 billion of assets 0.32%; and assets over 10 billion 0.31%.

                                            TOTAL BREAKPOINT ADMINISTRATION FEES
                                            ------------------------------------
FUNDS/CLASSES                                 FIRST 5B    NEXT 5B     OVER 10B
--------------------------------------------------------------------------------
HIGH YIELD BOND FUND/22/
   Class A                                      0.33%      0.32%        0.31%
   Class B                                      0.33%      0.32%        0.31%
   Class C                                      0.33%      0.32%        0.31%

INCOME PLUS FUND/23/
   Class A                                      0.33%      0.32%        0.31%
   Class B                                      0.33%      0.32%        0.31%
   Class C                                      0.33%      0.32%        0.31%

INDEX FUND/24/
   Administrator Class                          0.15%      0.14%        0.13%
   Investor Class                               0.45%      0.44%        0.43%

INFLATION-PROTECTED BOND FUND
   Class A                                      0.33%      0.32%        0.31%
   Class B                                      0.33%      0.32%        0.31%
   Class C                                      0.33%      0.32%        0.31%
   Administrator Class                          0.15%      0.14%        0.13%

INSTITUTIONAL EMERGING MARKETS FUND
   Institutional Class                          0.13%      0.12%        0.11%

INTERMEDIATE GOVERNMENT INCOME FUND/25/
   Class A                                      0.33%      0.32%        0.31%
   Class B                                      0.33%      0.32%        0.31%
   Class C                                      0.33%      0.32%        0.31%
   Administrator Class                          0.15%      0.14%        0.13%

----------
FOOTNOTE CONTINUED FROM PREVIOUS PAGE

/21/ On November 7, 2007, the Board of Trustees approved the merger of the High
     Yield Bond Fund into the High Income Fund and share class modification. Subject to shareholder approval of the fund merger before the end of the third quarter of 2008, Class B and Class C will be added and the Advisor Class will change to Class A. The administration fees for Classes B and C will be: first 5 billion of assets 0.33%; next 5 billion of assets 0.32%; and assets over 10 billion 0.31%. The administration fees for Class A will be: first 5 billion of assets 0.28%; next 5 billion of assets 0.27%; and assets over 10 billion 0.26%.

/22/ On November 7, 2007, the Board of Trustees approved the merger of the High
     Yield Bond Fund into the High Income Fund. Subject to shareholder approval, the fund merger is expected to occur before the end of the third quarter of 2008.

/23/ On November 7, 2007, the Board of Trustees approved the merger of the Corporate Bond Fund into the Income Plus Fund and addition of Investor and Institutional Classes. Subject to shareholder approval of the fund merger before the end of the third quarter of 2008, Investor and Institutional Classes will be added. The administration fees for the Investor Class will be: first 5 billion of assets 0.45%; next 5 billion of assets 0.44%; and assets over 10 billion 0.43%. The administration fees for the Institutional Class will be: first 5 billion of assets 0.13%; next 5 billion of assets 0.12%; and assets over 10 billion 0.11%.

/24/ On November 7, 2007, the Board of Trustees approved the merger of the Equity Index Fund into the Index Fund. Upon the fund merger, which is expected to occur before the end of the third quarter of 2008, Class A and Class B shares will be added. The administration fees for Classes A and B will be: first 5 billion of assets 0.33%; next 5 billion of assets 0.32%; and assets over 10 billion 0.31%.

/25/ On November 7, 2007, the Board of Trustees approved the merger of the Intermediate Government Income Fund into the Government Securities Fund. Subject to shareholder approval, the fund merger is expected to occur before the end of the third quarter of 2008.

                                            TOTAL BREAKPOINT ADMINISTRATION FEES
                                            ------------------------------------
FUNDS/CLASSES                                 FIRST 5B    NEXT 5B     OVER 10B
--------------------------------------------------------------------------------
INTERMEDIATE TAX-FREE FUND/26/
   Class A                                      0.33%      0.32%        0.31%
   Class C                                      0.33%      0.32%        0.31%
   Investor Class                               0.45%      0.44%        0.43%

INTERNATIONAL CORE FUND
   Class A                                      0.33%      0.32%        0.31%
   Class B                                      0.33%      0.32%        0.31%
   Class C                                      0.33%      0.32%        0.31%
   Administrator Class                          0.15%      0.14%        0.13%

INTERNATIONAL EQUITY FUND/27/
   Class A                                      0.33%      0.32%        0.31%
   Class B                                      0.33%      0.32%        0.31%
   Class C                                      0.33%      0.32%        0.31%
   Administrator Class                          0.15%      0.14%        0.13%
   Institutional Class                          0.13%      0.12%        0.11%

INTERNATIONAL VALUE FUND
   Class A                                      0.33%      0.32%        0.31%
   Class B                                      0.33%      0.32%        0.31%
   Class C                                      0.33%      0.32%        0.31%
   Administrator Class                          0.15%      0.14%        0.13%
   Institutional Class                          0.13%      0.12%        0.11%

LARGE CAP APPRECIATION FUND
   Class A                                      0.33%      0.32%        0.31%
   Class B                                      0.33%      0.32%        0.31%
   Class C                                      0.33%      0.32%        0.31%
   Administrator Class                          0.15%      0.14%        0.13%
   Institutional Class                          0.13%      0.12%        0.11%

LARGE CAP GROWTH FUND
   Investor Class                               0.45%      0.44%        0.43%

LARGE COMPANY CORE FUND/28/
   Class A                                      0.33%      0.32%        0.31%
   Class B                                      0.33%      0.32%        0.31%
   Class C                                      0.33%      0.32%        0.31%
   Class Z                                      0.45%      0.44%        0.43%
   Administrator Class                          0.15%      0.14%        0.13%

----------
/26/ On November 7, 2007, the Board of Trustees approved the addition of
     Administrator and Institutional Classes to the Intermediate Tax-Free Fund and the fund name change to the Intermediate Tax/AMT-Free Fund, effective November 1, 2008. On or about March 31, 2008, the administration fees for the Administrator Class will be: first 5 billion of assets 0.15%; next 5 billion of assets 0.14%; and assets over 10 billion 0.13%. The fees for the Institutional Class will be: first 5 billion of assets 0.13%; next 5 billion of assets 0.12%; and assets over 10 billion 0.11%.

/27/ On November 7, 2007, the Board of Trustees approved the merger of the Overseas Fund into the International Equity Fund and addition of the Investor Class. Subject to shareholder approval of the fund merger before the end of the third quarter of 2008, the Investor Class will be added with the administration fees as follows: first 5 billion of assets 0.45%; next 5 billion of assets 0.44%; and assets over 10 billion 0.43%.

/28/ On November 7, 2007, the Board of Trustees approved the merger of the Large
     Company Core Fund into the Growth and Income Fund. The fund merger is expected to occur before the end of the third quarter of 2008.

                                            TOTAL BREAKPOINT ADMINISTRATION FEES
                                            ------------------------------------
FUNDS/CLASSES                                 FIRST 5B    NEXT 5B     OVER 10B
--------------------------------------------------------------------------------
LARGE COMPANY GROWTH FUND
   Class A                                      0.33%      0.32%        0.31%
   Class B                                      0.33%      0.32%        0.31%
   Class C                                      0.33%      0.32%        0.31%
   Class Z/29/                                  0.45%      0.44%        0.43%
   Administrator Class                          0.15%      0.14%        0.13%
   Institutional Class                          0.13%      0.12%        0.11%

LIFE STAGE - AGGRESSIVE PORTFOLIO/30/
   Investor Class                               0.45%      0.44%        0.43%

LIFE STAGE - CONSERVATIVE PORTFOLIO/31/
   Investor Class                               0.45%      0.44%        0.43%

LIFE STAGE - MODERATE PORTFOLIO/32/
   Investor Class                               0.45%      0.44%        0.43%

MANAGED ACCOUNT COREBUILDER SHARES
   SERIES G/33/                                 0.00%      0.00%        0.00%

MANAGED ACCOUNT COREBUILDER SHARES
   SERIES M/33/                                 0.00%      0.00%        0.00%

MID CAP DISCIPLINED FUND
   Class A                                      0.33%      0.32%        0.31%
   Class C                                      0.33%      0.32%        0.31%
   Administrator Class                          0.15%      0.14%        0.13%
   Institutional Class                          0.13%      0.12%        0.11%
   Investor Class/34/                           0.50%      0.49%        0.48%

----------
/29/ On November 7, 2007, the Board of Trustees approved the share class modification of the Large Company Growth Fund. Before the end of the third quarter of 2008, Class Z will change to Investor Class.

/30/ On November 7, 2007, the Board of Trustees approved the merger of the Life
     Stage - Aggressive Portfolio into the Aggressive Allocation Fund. Subject to shareholder approval, the fund merger is expected to occur before the end of the third quarter of 2008.

/31/ On November 7, 2007, the Board of Trustees approved the merger of the Life
     Stage - Conservative Portfolio into the Moderate Balanced Fund. Subject to shareholder approval, the fund merger is expected to occur before the end of the third quarter of 2008.

/32/ On November 7, 2007, the Board of Trustees approved the merger of the Life
     Stage - Moderate Portfolio into the Growth Balanced Fund. Subject to shareholder approval, the fund merger is expected to occur before the end of the third quarter of 2008.

/33/ On November 7, 2007, the Board of Trustees approved the establishment of the Managed Account CoreBuilder Shares Series G and Managed Account CoreBuilder Shares Series M which are expected to commence operations on or about February 29, 2008.

/34/ On March 30, 2007, the Board of Trustees approved a 0.05% reduction to the
     Investor and Z class-level fees. Effective March 1, 2008, the administration fees for the Mid Cap Disciplined Fund Investor Class will be as follows: first 5 billion of assets 0.45%; next 5 billion of assets 0.44%; and assets over 10 billion 0.43%.

                                            TOTAL BREAKPOINT ADMINISTRATION FEES
                                            ------------------------------------
FUNDS/CLASSES                                 FIRST 5B    NEXT 5B     OVER 10B
--------------------------------------------------------------------------------
MID CAP GROWTH FUND/35/                         0.33%      0.32%        0.31%
   Class A                                      0.33%      0.32%        0.31%
   Class B                                      0.33%      0.32%        0.31%
   Class C                                      0.50%      0.49%        0.48%
   Class Z/36/

MINNESOTA MONEY MARKET FUND
   Class A                                      0.27%      0.26%        0.25%

MINNESOTA TAX-FREE FUND
   Class A                                      0.33%      0.32%        0.31%
   Class B                                      0.33%      0.32%        0.31%
   Class C                                      0.33%      0.32%        0.31%
   Class Z/37/                                  0.45%      0.44%        0.43%
   Administrator Class                          0.15%      0.14%        0.13%

MODERATE BALANCED FUND
   Class A                                      0.33%      0.32%        0.31%
   Class B                                      0.33%      0.32%        0.31%
   Class C                                      0.33%      0.32%        0.31%
   Administrator Class                          0.15%      0.14%        0.13%

MONEY MARKET FUND
   Class A                                      0.27%      0.26%        0.25%
   Class B                                      0.27%      0.26%        0.25%
   Investor Class                               0.39%      0.38%        0.37%

MONEY MARKET TRUST                              0.17%      0.16%        0.15%

MUNICIPAL BOND FUND/38/
   Class A                                      0.33%      0.32%        0.31%
   Class B                                      0.33%      0.32%        0.31%
   Class C                                      0.33%      0.32%        0.31%
   Administrator Class                          0.15%      0.14%        0.13%
   Investor Class                               0.45%      0.44%        0.43%

----------
/35/ On November 7, 2007, the Board of Trustees approved a share class modification and the addition of Administrator and Institutional Classes to the Mid Cap Growth Fund. Effective on or about March 31, 2008, the administration fees for the Administrator Class will be: first 5 billion of assets 0.15%; next 5 billion of assets 0.14%; and assets over 10 billion 0.13%. The fees for the Institutional Class will be: first 5 billion of assets 0.13%; next 5 billion of assets 0.12%; and assets over 10 billion 0.11%. Before the end of the third quarter of 2008, Class Z will change to Investor Class.

/36/ On March 30, 2007, the Board of Trustees approved a 0.05% reduction to the
     Investor and Z class-level fees. Effective March 1, 2008, the administration fees for the Mid Cap Growth Fund Class Z will be as follows: first 5 billion of assets 0.45%; next 5 billion of assets 0.44%; and assets over 10 billion 0.43%.

/37/ On November 7, 2007, the Board of Trustees approved the share class modification of the Minnesota Tax-Free Fund. Before the end of the third quarter of 2008, Class Z will change to Administrator Class.

/38/ On November 7, 2007, the Board of Trustees approved the merger of the National Tax-Free Fund into the Municipal Bond Fund and addition of an Institutional Class. Subject to shareholder approval of the fund merger, the Institutional Class will be added before the end of the third quarter of 2008. The administration fees for the Institutional Class will be: first 5 billion of assets 0.13%; next 5 billion of assets 0.12%; and assets over 10 billion 0.11%.

                                            TOTAL BREAKPOINT ADMINISTRATION FEES
                                            ------------------------------------
FUNDS/CLASSES                                 FIRST 5B    NEXT 5B     OVER 10B
--------------------------------------------------------------------------------
MUNICIPAL MONEY MARKET FUND/39/                 0.39%      0.38%        0.37%
   Investor Class

NATIONAL LIMITED-TERM TAX-FREE FUND/40/
   Class A                                      0.33%      0.32%        0.31%
   Class B                                      0.33%      0.32%        0.31%
   Class C                                      0.33%      0.32%        0.31%
   Administrator Class                          0.15%      0.14%        0.13%

NATIONAL TAX-FREE FUND FUND/41/
   Class A                                      0.33%      0.32%        0.31%
   Class B                                      0.33%      0.32%        0.31%
   Class C                                      0.33%      0.32%        0.31%
   Administrator Class                          0.15%      0.14%        0.13%

NATIONAL TAX-FREE MONEY MARKET FUND
   Class A                                      0.27%      0.26%        0.25%
   Administrator Class                          0.15%      0.14%        0.13%
   Institutional Class                          0.13%      0.12%        0.11%
   Service Class                                0.17%      0.16%        0.15%

NATIONAL TAX-FREE MONEY MARKET TRUST            0.17%      0.16%        0.15%

OPPORTUNITY FUND/42/
   Administrator Class                          0.15%      0.14%        0.13%
   Advisor Class                                0.33%      0.32%        0.31%
   Investor Class/43/                           0.50%      0.49%        0.48%

OVERLAND EXPRESS SWEEP FUND                     0.27%      0.26%        0.25%

OVERSEAS FUND/44/
   Institutional Class                          0.13%      0.12%        0.11%
   Investor Class                               0.45%      0.44%        0.43%

PRIME INVESTMENT MONEY MARKET FUND
   Institutional Class                          0.13%      0.12%        0.11%
   Service Class                                0.17%      0.16%        0.15%

----------
/39/ On February 6, 2008, the Board of Trustees approved the addition of
     Institutional Class to the Municipal Money Market Fund, effective on or about March 31, 2008. The administration fees for the Institutional Class will be: first 5 billion of assets 0.13%; next 5 billion of assets 0.12%; and assets over 10 billion 0.11%.

/40/ On November 7, 2007, the Board of Trustees approved the merger of the National Limited-Term Tax-Free Fund into the Short-Term Municipal Bond Fund. Subject to shareholder approval, the fund merger is expected to occur before the end of the third quarter of 2008.

/41/ On November 7, 2007, the Board of Trustees approved the merger of the National Tax-Free Fund into the Municipal Bond Fund. Subject to shareholder approval, the fund merger is expected to occur before the end of the third quarter of 2008.

/42/ On November 7, 2007, the Board of Trustees approved a share class modification and the addition of Class C to the Opportunity Fund. Effective on or about March 31, 2008, the administration fees for Class C will be: first 5 billion of assets 0.33%; next 5 billion of assets 0.32%; and assets over 10 billion 0.31%. Before the end of the third quarter of 2008, the Advisor Class will change to Class A.

/43/ On March 30, 2007, the Board of Trustees approved a 0.05% reduction to the
     Investor and Z class-level fees. Effective March 1, 2008, the administration fees for the Opportunity Fund Investor Class will be as follows: first 5 billion of assets 0.45%; next 5 billion of assets 0.44%; and assets over 10 billion 0.43%.

/44/ On November 7, 2007, the Board of Trustees approved the merger of the Overseas Fund into the International Equity Fund. Subject to shareholder approval, the fund merger is expected to occur before the end of the third quarter of 2008.

                                            TOTAL BREAKPOINT ADMINISTRATION FEES
                                            ------------------------------------
FUNDS/CLASSES                                 FIRST 5B    NEXT 5B     OVER 10B
--------------------------------------------------------------------------------
SHORT DURATION GOVERNMENT BOND FUND
   Class A                                      0.33%      0.32%        0.31%
   Class B                                      0.33%      0.32%        0.31%
   Class C                                      0.33%      0.32%        0.31%
   Administrator Class                          0.15%      0.14%        0.13%
   Institutional Class                          0.13%      0.12%        0.11%

SHORT-TERM BOND FUND/45/
   Advisor Class                                0.33%      0.32%        0.31%
   Institutional Class                          0.13%      0.12%        0.11%
   Investor Class                               0.45%      0.44%        0.43%

SHORT-TERM HIGH YIELD BOND FUND/46/
   Advisor Class                                0.33%       0.32%       0.31%
   Investor Class                               0.45%       0.44%       0.43%

SHORT-TERM MUNICIPAL BOND FUND/47/
   Class C                                      0.33%       0.32%       0.31%
   Investor Class                               0.45%       0.44%       0.43%

SMALL CAP GROWTH FUND
   Class A                                      0.33%       0.32%       0.31%
   Class B                                      0.33%       0.32%       0.31%
   Class C                                      0.33%       0.32%       0.31%
   Class Z/48//49/                              0.50%       0.49%       0.48%
   Administrator Class                          0.15%       0.14%       0.13%
   Institutional Class                          0.13%       0.12%       0.11%

----------
/45/ On November 7, 2007, the Board of Trustees approved a share class modification and the addition of Class C to the Short-Term Bond Fund. Effective on or about March 31, 2008, the administration fees for Class C will be: first 5 billion of assets 0.33%; next 5 billion of assets 0.32%; and assets over 10 billion 0.31%. Before the end of the third quarter of 2008, the Advisor Class will change to Class A.

/46/ On November 7, 2007, the Board of Trustees approved a share class modification and the addition of Class C to the Short-Term High Yield Bond Fund. Effective on or about March 31, 2008, the administration fees for Class C will be: first 5 billion of assets 0.33%; next 5 billion of assets 0.32%; and assets over 10 billion 0.31%. Before the end of the third quarter of 2008, the Advisor Class will change to Class A.

/47/ On November 7, 2007, the Board of Trustees approved the merger of the National Limited-Term Tax-Free Fund into the Short-Term Municipal Bond Fund and addition of Class A and Institutional Class. Subject to shareholder approval of the fund merger, Class A and Institutional Class will be added before the end of the third quarter of 2008. The administration fees for the Class A will be: first 5 billion of assets 0.33%; next 5 billion of assets 0.32%; and assets over 10 billion 0.31%. The fees for the Institutional Class will be: first 5 billion of assets 0.13%; next 5 billion of assets 0.12%; and assets over 10 billion 0.11%.

/48/ On March 30, 2007, the Board of Trustees approved a 0.05% reduction to the
     Investor and Z class-level fees. Effective March 1, 2008, the administration fees for the Small Cap Growth Fund Class Z will be as follows: first 5 billion of assets 0.45%; next 5 billion of assets 0.44%; and assets over 10 billion 0.43%.

/49/ On November 7, 2007, the Board of Trustees approved the share class modification of the Small Cap Growth Fund. Before the end of the third quarter of 2008, Class Z will change to Investor Class.

                                            TOTAL BREAKPOINT ADMINISTRATION FEES
                                            ------------------------------------
FUNDS/CLASSES                                 FIRST 5B    NEXT 5B     OVER 10B
--------------------------------------------------------------------------------
SMALL CAP DISCIPLINED FUND/50/                  0.15%      0.14%        0.13%
   Administrator Class                          0.13%      0.12%        0.11%
   Institutional Class                          0.50%      0.49%        0.48%
   Investor Class/51/

SMALL CAP OPPORTUNITIES FUND
   Administrator Class                          0.15%      0.14%        0.13%

SMALL CAP VALUE FUND
   Class A                                      0.33%      0.32%        0.31%
   Class B                                      0.33%      0.32%        0.31%
   Class C                                      0.33%      0.32%        0.31%
   Class Z/52//53/                              0.50%      0.49%        0.48%
   Institutional Class                          0.13%      0.12%        0.11%

SMALL COMPANY GROWTH FUND/54/
   Class A                                      0.33%      0.32%        0.31%
   Class B                                      0.33%      0.32%        0.31%
   Class C                                      0.33%      0.32%        0.31%
   Administrator Class                          0.15%      0.14%        0.13%

SMALL COMPANY VALUE FUND
   Class A                                      0.33%      0.32%        0.31%
   Class B                                      0.33%      0.32%        0.31%
   Class C                                      0.33%      0.32%        0.31%
   Administrator Class                          0.15%      0.14%        0.13%

SMALL/MID CAP VALUE FUND
   Class A                                      0.33%      0.32%        0.31%
   Class C                                      0.33%      0.32%        0.31%
   Administrator Class                          0.15%      0.14%        0.13%
   Institutional Class                          0.13%      0.12%        0.11%
   Investor Class/55/                           0.50%      0.49%        0.48%

SPECIALIZED FINANCIAL SERVICES FUND
   Class A                                      0.33%      0.32%        0.31%
   Class B                                      0.33%      0.32%        0.31%
   Class C                                      0.33%      0.32%        0.31%

----------
/50/ On November 7, 2007, the Board of Trustees approved the addition of Class A and Class C to the Small Cap Disciplined Fund. Effective on or about March 31, 2008, the administration fees for Class A and C will be: first 5 billion of assets 0.33%; next 5 billion of assets 0.32%; and assets over 10 billion .31%.

/51/ On March 30, 2007, the Board of Trustees approved a 0.05% reduction to the
     Investor and Z class-level fees. Effective March 1, 2008, the administration fees for the Small Cap Disciplined Fund Investor Class will be as follows: first 5 billion of assets 0.45%; next 5 billion of assets 0.44%; and assets over 10 billion 0.43%.

/52/ On March 30, 2007, the Board of Trustees approved a 0.05% reduction to the
     Investor and Z class-level fees. Effective March 1, 2008, the administration fees for the Small Cap Value Fund Class Z will be as follows: first 5 billion of assets 0.45%; next 5 billion of assets 0.44%; and assets over 10 billion 0.43%.

/53/ On November 7, 2007, the Board of Trustees approved the share class modification of the Small Cap Value Fund. Before the end of the third quarter of 2008, Class Z will change to Investor Class.

/54/ On February 6, 2008, the Board of Trustees approved the addition of
     Institutional Class to the Small Company Growth Fund, effective on or about March 31, 2008. The administration fees for the Institutional Class will be: first 5 billion of assets 0.13%; next 5 billion of assets 0.12%; and assets over 10 billion 0.11%.

/55/ On March 30, 2007, the Board of Trustees approved a 0.05% reduction to the
     Investor and Z class-level fees. Effective March 1, 2008, the administration fees for the Small/Mid Cap Value Fund Investor Class will be as follows: first 5 billion of assets 0.45%; next 5 billion of assets 0.44%; and assets over 10 billion 0.43%.

                                            TOTAL BREAKPOINT ADMINISTRATION FEES
                                            ------------------------------------
FUNDS/CLASSES                                 FIRST 5B    NEXT 5B     OVER 10B
--------------------------------------------------------------------------------
SPECIALIZED TECHNOLOGY FUND
   Class A                                      0.33%      0.32%        0.31%
   Class B                                      0.33%      0.32%        0.31%
   Class C                                      0.33%      0.32%        0.31%
   Class Z/56//57/                              0.50%      0.49%        0.48%

STABLE INCOME FUND
   Class A                                      0.33%      0.32%        0.31%
   Class B                                      0.33%      0.32%        0.31%
   Class C                                      0.33%      0.32%        0.31%
   Administrator Class                          0.15%      0.14%        0.13%

STRATEGIC INCOME FUND
   Class A                                      0.33%      0.32%        0.31%
   Class B                                      0.33%      0.32%        0.31%
   Class C                                      0.33%      0.32%        0.31%

STRATEGIC SMALL CAP VALUE FUND
   Class A                                      0.33%      0.32%        0.31%
   Class C                                      0.33%      0.32%        0.31%
   Administrator Class                          0.15%      0.14%        0.13%

TARGET TODAY FUND
   Class A                                      0.33%      0.32%        0.31%
   Class B                                      0.33%      0.32%        0.31%
   Class C                                      0.33%      0.32%        0.31%
   Administrator Class                          0.15%      0.14%        0.13%
   Institutional Class                          0.13%      0.12%        0.11%
   Investor Class                               0.50%      0.49%        0.48%

TARGET 2010 FUND
   Class A                                      0.33%      0.32%        0.31%
   Class B                                      0.33%      0.32%        0.31%
   Class C                                      0.33%      0.32%        0.31%
   Administrator Class                          0.15%      0.14%        0.13%
   Institutional Class                          0.13%      0.12%        0.11%
   Investor Class                               0.50%      0.49%        0.48%

TARGET 2015 FUND
   Administrator Class                          0.15%      0.14%        0.13%
   Institutional Class                          0.13%      0.12%        0.11%
   Investor Class                               0.50%      0.49%        0.48%

TARGET 2020 FUND
   Class A                                      0.33%      0.32%        0.31%
   Class B                                      0.33%      0.32%        0.31%
   Class C                                      0.33%      0.32%        0.31%
   Administrator Class                          0.15%      0.14%        0.13%
   Institutional Class                          0.13%      0.12%        0.11%
   Investor Class                               0.50%      0.49%        0.48%

----------
/56/ On March 30, 2007, the Board of Trustees approved a 0.05% reduction to the
     Investor and Z class-level fees. Effective March 1, 2008, the administration fees for the Specialized Technology Fund Class Z will be as follows: first 5 billion of assets 0.45%; next 5 billion of assets 0.44%; and assets over 10 billion 0.43%.

/57/ On November 7, 2007, the Board of Trustees approved the share class modification of the Specialized Technology Fund. Before the end of the third quarter of 2008, Class Z will change to Investor Class.

                                            TOTAL BREAKPOINT ADMINISTRATION FEES
                                            ------------------------------------
FUNDS/CLASSES                                 FIRST 5B    NEXT 5B     OVER 10B
--------------------------------------------------------------------------------
TARGET 2025 FUND
   Administrator Class                          0.15%      0.14%        0.13%
   Institutional Class                          0.13%      0.12%        0.11%
   Investor Class                               0.50%      0.49%        0.48%

TARGET 2030 FUND
   Class A                                      0.33%      0.32%        0.31%
   Class B                                      0.33%      0.32%        0.31%
   Class C                                      0.33%      0.32%        0.31%
   Administrator Class                          0.15%      0.14%        0.13%
   Institutional Class                          0.13%      0.12%        0.11%
   Investor Class                               0.50%      0.49%        0.48%

TARGET 2035 FUND
   Administrator Class                          0.15%      0.14%        0.13%
   Institutional Class                          0.13%      0.12%        0.11%
   Investor Class                               0.50%      0.49%        0.48%

TARGET 2040 FUND
   Class A                                      0.33%      0.32%        0.31%
   Class B                                      0.33%      0.32%        0.31%
   Class C                                      0.33%      0.32%        0.31%
   Administrator Class                          0.15%      0.14%        0.13%
   Institutional Class                          0.13%      0.12%        0.11%
   Investor Class                               0.50%      0.49%        0.48%

TARGET 2045 FUND
   Administrator Class                          0.15%      0.14%        0.13%
   Institutional Class                          0.13%      0.12%        0.11%
   Investor Class                               0.50%      0.49%        0.48%

TARGET 2050 FUND
   Administrator Class                          0.15%      0.14%        0.13%
   Institutional Class                          0.13%      0.12%        0.11%
   Investor Class                               0.50%      0.49%        0.48%

TOTAL RETURN BOND FUND
   Class A                                      0.33%      0.32%        0.31%
   Class B                                      0.33%      0.32%        0.31%
   Class C                                      0.33%      0.32%        0.31%
   Class Z/58/                                  0.45%      0.44%        0.43%
   Administrator Class                          0.15%      0.14%        0.13%
   Institutional Class                          0.13%      0.12%        0.11%

TREASURY PLUS MONEY MARKET FUND/59/
   Class A                                      0.27%      0.26%        0.25%
   Institutional Class                          0.13%      0.12%        0.11%
   Service Class                                0.17%      0.16%        0.15%

----------
/58/ On November 7, 2007, the Board of Trustees approved the share class modification of the Total Return Bond Fund. Before the end of the third quarter of 2008, Class Z will change to Investor Class.

/59/ On February 6, 2008, the Board of Trustees approved the addition of
     Administrator Class to the Treasury Plus Money Market Fund, effective on or about March 31, 2008. The administration fees for the Administrator Class will be: first 5 billion of assets 0.15%; next 5 billion of assets 0.14%; and assets over 10 billion 0.13%.

                                            TOTAL BREAKPOINT ADMINISTRATION FEES
                                            ------------------------------------
FUNDS/CLASSES                                 FIRST 5B    NEXT 5B     OVER 10B
--------------------------------------------------------------------------------
ULTRA-SHORT DURATION BOND FUND/60/
   Class A                                      0.33%      0.32%        0.31%
   Class B                                      0.33%      0.32%        0.31%
   Class C                                      0.33%      0.32%        0.31%
   Class Z                                      0.45%      0.44%        0.43%

ULTRA SHORT-TERM INCOME FUND/61/
   Administrator Class                          0.15%      0.14%        0.13%
   Advisor Class                                0.33%      0.32%        0.31%
   Institutional Class                          0.13%      0.12%        0.11%
   Investor Class                               0.45%      0.44%        0.43%

ULTRA SHORT-TERM MUNICIPAL INCOME FUND/62/
   Advisor Class                                0.33%      0.32%        0.31%
   Institutional Class                          0.13%      0.12%        0.11%
   Investor Class                               0.45%      0.44%        0.43%

U.S. VALUE FUND
   Class A                                      0.33%      0.32%        0.31%
   Class B                                      0.33%      0.32%        0.31%
   Class C                                      0.33%      0.32%        0.31%
   Class Z/63/                                  0.45%      0.44%        0.43%
   Administrator Class                          0.15%      0.14%        0.13%

VALUE FUND/64/
   Class A                                      0.33%      0.32%        0.31%
   Class B                                      0.33%      0.32%        0.31%
   Class C                                      0.33%      0.32%        0.31%
   Investor Class                               0.45%      0.44%        0.43%
   Administrator Class                          0.15%      0.14%        0.13%

WEALTHBUILDER CONSERVATIVE ALLOCATION
   PORTFOLIO                                    0.33%      0.32%        0.31%

WEALTHBUILDER EQUITY PORTFOLIO                  0.33%      0.32%        0.31%

WEALTHBUILDER GROWTH ALLOCATION PORTFOLIO       0.33%      0.32%        0.31%

WEALTHBUILDER GROWTH BALANCED PORTFOLIO         0.33%      0.32%        0.31%

WEALTHBUILDER MODERATE BALANCED PORTFOLIO       0.33%      0.32%        0.31%

WEALTHBUILDER TACTICAL EQUITY PORTFOLIO         0.33%      0.32%        0.31%

----------
/60/ On November 7, 2007, the Board of Trustees approved the merger of the Ultra-Short Duration Bond Fund into the Ultra Short-Term Income Fund. The fund merger is expected to occur before the end of the third quarter of 2008.

/61/ On November 7, 2007, the Board of Trustees approved the merger of the Ultra-Short Duration Bond Fund into the Ultra Short-Term Income Fund and share class modification. As a result of the fund merger before the end of the third quarter of 2008, Class C shares will be added and the Advisor Class will change to Class A. The administration fees for Class C will be: first 5 billion of assets 0.33%; next 5 billion of assets 0.32%; and assets over 10 billion 0.31%.

/62/ On November 7, 2007, the Board of Trustees approved a share class modification and the addition of Class C to the Ultra Short-Term Municipal Income Fund. Effective on or about March 31, 2008, the administration fees for Class C will be: first 5 billion of assets 0.33%; next 5 billion of assets 0.32%; and assets over 10 billion 0.31%. Before the end of the third quarter of 2008, the Advisor Class will change to Class A.

/63/ On November 7, 2007, the Board of Trustees approved the share class modification of the U.S. Value Fund. Before the end of the third quarter of 2008, Class Z will change to Investor Class.

/64/ On November 7, 2007, the Board of Trustees approved the merger of the Value
     Fund into the C&B Large Cap Value Fund. Subject to shareholder approval, the fund merger is expected to occur before the end of the third quarter of 2008.

                                            TOTAL BREAKPOINT ADMINISTRATION FEES
                                            ------------------------------------
FUNDS/CLASSES                                 FIRST 5B    NEXT 5B     OVER 10B
--------------------------------------------------------------------------------
WISCONSIN TAX-FREE FUND/65/
   Class C                                      0.33%      0.32%        0.31%
   Investor Class                               0.45%      0.44%        0.43%
100% TREASURY MONEY MARKET FUND
   Class A                                      0.27%      0.26%        0.25%
   Service Class                                0.17%      0.16%        0.15%

Most recent annual approval by the Board of Trustees: March 30, 2007 Schedule A to Appendix A amended: February 6, 2008

----------
/65/ On November 7, 2007, the Board of Trustees approved the addition of Class A to the Wisconsin Tax-Free Fund. Effective on or about March 31, 2008, the administration fees for Class A will be: first 5 billion of assets 0.33%; next 5 billion of assets 0.32%; and assets over 10 billion .31%.

The foregoing fee schedule is agreed to as of February 6, 2008 and shall remain in effect until changed in writing by the parties.

                                        WELLS FARGO FUNDS TRUST


                                        By:
                                            ------------------------------------
                                            C. David Messman
                                            Secretary


                                        WELLS FARGO FUNDS MANAGEMENT, LLC


                                        By:
                                            ------------------------------------
                                            Andrew Owen
                                            Executive Vice President